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                                                                   EXHIBIT 99.1
                             CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350
                              AS ADOPTED PURSUANT TO
                                SECTION 906 OF THE
                            SARBANES-OXLEY ACT OF 2002

I, John G. Simmonds, the CEO of Pivotal Self-Service Technologies Inc. (the
   ----------------
"Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10QSB/A of the Company for the quarterly period ended June 30, 2003, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     By:        /s/ John G. Simmonds
                                                ---------------------
                                                CEO

                                     Date:      March 15, 2004


                             CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350
                              AS ADOPTED PURSUANT TO
                                SECTION 906 OF THE
                            SARBANES-OXLEY ACT OF 2002

I, Gary N. Hokkanen, the interim CFO of Pivotal Self-Service Technologies
   ----------------
Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10QSB/A of the Company for the quarterly period ended June 30, 2003, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     By:        /s/ Gary N. Hokkanen
                                                ---------------------
                                                Interim CFO

                                     Date:      March 15, 2004


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